UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (203) 252-5900

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 14, 2022, Patriot National Bancorp, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Meeting”). A majority of the shareholders of the Company, which beneficially owned approximately 77.58% of its outstanding voting stock, were represented in person or by proxy at the Meeting. The matters listed below were submitted to a vote of the shareholders and each of them was approved at the Meeting.

The final results of the shareholders’ votes are as follows:

(1) To elect five (5) directors to serve until the Company’s Annual Meeting of Shareholders to be held in 2022 and until their successors are elected.

NAME OF DIRECTOR	VOTES FOR	VOTES WITHHELD

Michael A. Carrazza	2,059,453	60,024
Robert G. Russell, Jr.	2,058,699	60,778
Edward N. Constantino	1,997,384	122,093
Emile Van den Bol	1,335,569	783,908
Michael J. Weinbaum	2,018,563	100,914

(2) To approve and ratify the appointment RSM US LLP to serve as the independent registered public accounting firm for the Company for the 2022 fiscal year.

VOTES FOR	3,032,681
VOTES AGAINST	25,155
ABSTAINED/WITHHELD	12,226

(3) To approve and ratify the amendment and restatement of the Company’s 2020 Restricted Stock Award Plan, to reduce the total number of shares authorized for issuance thereunder and limit the maximum number of shares of common stock that may be granted to any non-employee director during a single fiscal year.

VOTES FOR	2,099,474
VOTES AGAINST	7,577
ABSTAINED/WITHHELD	12,426

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

During the Meeting, the Company shared with shareholders its strategies for maximizing and unlocking shareholder value. These strategies include: (i) leveraging the low-cost funding platform of its wholly-owned subsidiary, Patriot Bank, N.A. (the “Bank”), to build scale and increased profitability; (ii) bolting-on accretive, fee-income producing and asset generating platforms; (iii) transitioning into more digitally-forward operations; and (iv) acquiring select operating assets or smaller banks.  Developments surrounding each of these strategies are actively in process.  In the absence of being able to successfully execute on these strategies, the Company will consider alternate strategic paths, including a merger or sale of the Bank.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot National Bancorp, Inc.

December 20, 2022	By: /s/ Robert G. Russell
Name: Robert G. Russell
Title: Chief Executive Officer